UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2018

PepsiCo, Inc.

(Exact name of registrant as specified in Charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 253-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                   Regulation FD Disclosure.

PepsiCo, Inc. issued a press release, dated December 5, 2018, announcing the completion of the previously announced acquisition of SodaStream International Ltd. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in Items 7.01 and 9.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing

Item 9.01                   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release, dated December 5, 2018, titled “PepsiCo Completes Acquisition of SodaStream International Ltd.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018	PEPSICO, INC.

	By:	/s/ Cynthia Nastanski
		Name:	Cynthia Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary